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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                   May 3, 2001
                        ---------------------------------
                        (Date of earliest event reported)

                                HEALTH NET, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

      Delaware                     1-12718                     95-4288333
     (State of              (Commission File No.)            (IRS Employer
    Incorporation)                                        Identification No.)

              21650 OXNARD STREET, WOODLAND HILLS, CALIFORNIA 91367
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (818) 676-6000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.      OTHER EVENTS.

         On May 3, 2001, the Board of Directors of Health Net, Inc., a Delaware corporation (the "Registrant"), approved and adopted the Second Amendment to Rights Agreement, dated as of May 3, 2001 (the "Amendment"), by and among the Registrant, Harris Trust and Savings Bank, an Illinois banking corporation ("Harris Bank"), and Computershare Investor Services, L.L.C., a Delaware limited liability company ("Computershare"). The Amendment amends the Rights Agreement, dated as of June 1, 1996 and amended as of October 1, 1996 (as so amended, the "1996 Rights Agreement"), between the Registrant and Harris Bank, as Rights Agent (such 1996 Rights Agreement, as amended by the Amendment, being referred to hereinafter as the "Rights Agreement").

          The Amendment provides for an exception to the definition of "Acquiring Person" under the Rights Agreement to permit a Passive Institutional Investor (as defined in the Rights Agreement) to be or become the beneficial owner of common stock of the Company representing less than 17.5% of the shares of Common Stock then outstanding without becoming an Acquiring Person, as long as the Passive Institutional Investor continues to meet the definition of such term as set forth in the Rights Agreement. Generally, a Passive Institutional Investor is defined as a person who or which, as of March 14, 2001, was the beneficial owner of shares of Common Stock representing 15% or more of the shares of Common Stock then outstanding and had a Schedule 13G on file with the Securities and Exchange Commission with respect to such beneficial ownership, so long as such person is an institutional investor that acquired the Common Stock in the ordinary course of its business, that is not required to (and does not) report its beneficial ownership on a Schedule 13D under the Exchange Act and that meets certain other criteria relating to such institutional investor's not having a purpose to control or influence the management or policies of the Company. The Amendment also makes certain other changes to clarify the definition of "Acquiring Person" under the Rights Agreement and removes from the definitions of the terms "Acquiring Person" and "Adverse Person" certain exceptions from such definitions that are no longer applicable. In addition, the Amendment provides that Computershare is substituted for Harris Bank as Rights Agent under the Rights Agreement.

         The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is attached hereto as an exhibit and incorporated herein by reference.

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ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.

      (c)  Exhibits.

     EXHIBIT NO.           DESCRIPTION
     -----------           -----------

         4.1 Second Amendment to Rights Agreement, dated as of May 3, 2001, by and among the Registrant, Harris Trust and Savings Bank and Computershare Investor Services, L.L.C.



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                                   SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     By:   /s/ Michael E. Jansen
                                        ---------------------------------------
                                     Name:  Michael E. Jansen
                                     Title: Vice President, Assistant General
                                              Counsel and Assistant Secretary


Date:  May 9, 2001



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                                            EXHIBIT INDEX


      EXHIBIT NO.          DESCRIPTION
      -----------          -----------

         4.1 Second Amendment to Rights Agreement, dated as of May 3, 2001, by and among the Registrant, Harris Trust and Savings Bank and Computershare Investor Services, L.L.C.